UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement.
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☐	Definitive Proxy Statement.
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☐	Soliciting Material Pursuant to § 240.14a-12.

TORRAY FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DRAFT

Torray Fund

A Series of Torray Fund
7501 Wisconsin Ave., Ste. 750W
Bethesda, MD 20814
February 22, 2021

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about some important matters pertaining to your investments.  We need your help with the upcoming special meeting of shareholders (the “Meeting”) of the Torray Fund (the “Fund”), the sole series of Torray Fund (the “Trust”), to vote on two  important proposals affecting the Fund.  The Meeting will be held on April 8, 2021, at 7501 Wisconsin Ave., Ste. 750W,  Bethesda, MD 20814 at 10:00 a.m. Eastern time.  For the reasons described below, we are asking shareholders of the Fund to:

(1) approve a new management agreement (“New Management Agreement”) between the Trust, on behalf of the Fund, and Torray, LLC the Fund’s current investment manager (“Torray” or “Manager” or “Company”), an action that is necessary because of proposed percentage ownership changes among the current owners of Torray that will constitute a change of control of the Manager, resulting in an assignment of Torray’s current management agreement with the Trust (“Current Management Agreement”) and its termination under the terms of that agreement and the requirements of the Investment Company Act of 1940 ;

(2) elect Trustees to the Trust, including four current Trustees (Interested Trustee William M Lane and Independent Trustees Wayne H. Shaner (Chair), Carol T. Crawford and Bruce C. Ellis), as well as  two new Trustees who have been nominated by the current Board (proposed Independent Trustee Patrick J. Carolan and proposed Interested Trustee Nicholas Haffenreffer), all subject to shareholder approval; and

(3) transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The question-and-answer section that follows discusses these two proposals.  The proxy statement itself provides greater detail about the proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of both proposals.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on April 8, 2021.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Shawn M. Hendon
Shawn M. Hendon
President of Torray Fund

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.
You are receiving these proxy materials —including the proxy statement and your proxy card — because you have the right to vote on one or more important proposals concerning the Torray Fund (the “Fund”), a series of Torray Fund (the “Trust”). Shareholders of the Fund are being asked to vote on two proposals:  (1) the approval of a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and Torray, the investment manager of the Fund  (“Proposal 1”); and (2) the election of Trustees to the Trust, including four current Trustees and two new Trustees (“Proposal 2”).

At a meeting of the Trust’s Board of Trustees (the “Board”) held on January 22, 2021, the Board approved the New Management Agreement and the nominations of  the Trustees to be elected, both subject to shareholder approval.

Q. Why am I being asked to approve the New Management Agreement?

A.
Pursuant to an agreement with Trust, Torray currently serves as investment the manager to the Fund. As required by section 15(b) of the Investment Company Act of 1940 (the “1940 Act”), the Current Management Agreement between the Trust and Torray automatically terminates if Torray experiences a direct or indirect change in control.  In effect, this provision requires the Fund’s shareholders to vote on a new Management Agreement whenever the ownership control of the Fund’s Manager changes.  The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund.  As described in more detail below and in the proxy statement, Robert E. Torray, a control person of Torray and its founder, intends to sell a portion of his voting ownership interest in Torray back to the Company (the “Robert Torray Transaction”), which will result in him owning less than a 25% ownership interest in Torray, and Nicholas Haffenreffer, an owner of Torray but not currently a control person of Torray, intends to purchase additional voting ownership interests  from Torray, which will result in him owning more than a 25% ownership interest in Torray  (the “Nicholas Haffenreffer Transaction”, and together with the “Robert Torray Transaction”, the “Transactions”).  Because the 1940 Act  presumptively defines the owner of a greater than 25% voting interest in a company as a control person of that company, each of the  Robert Torray Transaction and the  Nicholas Haffenreffer Transaction  will result in a change of control of Torray and the termination of the current Management Agreement with respect to the Fund (the “Current Management Agreement”).  To ensure continuation of the advisory services provided to the Fund, shareholders of the Fund are being asked to approve the New Management Agreement.

Q.	What ownership changes will result from the Transactions?

A.
Pursuant to the terms of the Transactions, Robert E. Torray intends to sell a portion of his ownership interest in Torray back to Torray. Torray will then distribute those ownership interests to existing and new owners of Torray, including Nicholas Haffenreffer. Following the closing of the Transaction, Mr. Torray, currently a control person of Torray by virtue of his greater than 25% ownership of the Company, will no longer be a control person of Torray, and Nicholas Haffenreffer, currently an owner of Torray without a controlling interest, will become a control person of Torray by virtue of his greater than 25% ownership.  The Transactions will result in a change of control of Torray and a termination of the Current Management Agreement.

Q.	How would this affect my account with the Fund?

A.
The Transactions and the implementation of the New Management Agreement will not affect your account.  You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control at Torray.  In addition, the Fund’s co-portfolio managers, Shawn M. Hendon and Jeffrey D. Lent will continue managing the Fund without interruption. Except for the effective dates and the signatories, there are no material differences between the New Management Agreement and the Current Management Agreement, as is discussed in more detail in the enclosed proxy statement.  If approved by shareholders, the New Management Agreement would be effective upon completion of the Transactions.

Q.	How will my approval of the New Management Agreement affect the management and operation of the Fund?

A.
The Fund’s investment strategies will not change as a result of the New Management Agreement.  There will be no change to the Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Q.	How will the Transactions affect the fees and expenses I pay as a shareholder of the Fund?

A.
The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transactions.  The approval of the New Management Agreement will not result in an increase in the Fund’s management fee and the Fund will not bear any portion of the costs associated with the Transactions or any costs and expenses associate with this proxy.

Q.	Are there any material differences between the Current Management Agreement with Torray and the New Management Agreement?

A.	No. There are no material differences between the Fund’s Current Management Agreement with Torray and the Fund’s New Management Agreement with Torray, other than their effective dates and signatories.

Q.	Why am I being asked to elect current and new Trustees?

A.
You are being asked to use the enclosed proxy to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified. Four of the nominees, Independent Trustees Wayne H. Shaner (Chair), Carol T. Crawford and Bruce C. Ellis and Interested Trustee William M Lane are currently Trustees of the Trust.  Of the current Trustees, Mr. Shaner, Mr. Ellis, and Mr. Lane were previously elected by shareholders, while Ms. Crawford was elected to the Board by the Trust’s Independent Trustees after being nominated by the Trust’s Nominating Committee.  Proposed Interested Trustee Nicholas Haffenreffer and proposed Independent Trustee Patrick J. Carolan have been nominated by the current Board for their initial term, subject to shareholder approval.  Shareholders are being asked to elect the current and new Trustees to broaden the Board’s expertise, with Mr. Haffenreffer’s extensive investment management knowledge and experience and Mr. Carolan’s extensive fund distribution knowledge and experience. The election of the current and new Trustees by shareholders will also enable a smooth transition of the Board’s corporate governance and oversight functions if and when some of the current Board members decide to resign from the Board, which may occur in the coming years.  If elected by shareholders, proposed Interested Trustee Nicholas Haffenreffer’s term as an Interested Trustee  will commence only when William M Lane departs from the Board.  If all the nominees to the  Trust's Board are elected at the Meeting, the Board's membership will increase from four to six members. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.
After careful consideration, the Board unanimously recommends that shareholders vote to APPROVE the new Management Agreement in Proposal 1 and APPROVE the proposal to elect each the current and new Trustees in Proposal 2.

Q.	Who is eligible to vote?

A.	Any person who owns shares of the Fund on the “record date,” which is February 8, 2021 (even if that person subsequently redeems those shares), is eligible to vote on the two Proposals.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Torray.

Q.	What vote is required to approve the Proposals?

A.
The proposal to approve the New Management Contract requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act and the terms of the Current Management Agreement, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The proposal to elect Trustees requires, under the Trust’s Declaration of Trust,  a quorum of 40% of the Fund’s Shares that are entitled to vote at the Meeting. Once that quorum is present, either in person or by proxy,  a plurality of the of the shares voted (i.e. more FOR than  AGAINST) will elect a Trustee.

A majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

v

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions.

•	By mailing in your proxy card.

•	In person at the meeting in Bethesda, Maryland on April 8, 2021.

We encourage you to vote via telephone or over the internet using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Torray Fund

A series of Torray Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 8, 2021

Notice is hereby given that Torray Fund (the “Trust”) will hold a special meeting of shareholders (the “Meeting”) of the Torray Fund (the “Fund”) on April 8, 2021, at the offices of the Fund’s Manager, Torray LLC, 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814 at 10:00 a.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”) and to transact such other business as may properly come before the  Meeting or any adjournments thereof:

Proposal	Description
1	To approve a New Management Agreement between Torray LLC (“Torray”) and the Trust, on behalf of the Torray Fund.
2
To elect Trustees to the Trust, including four current Trustees (Interested Trustee William M Lane and Independent Trustees Wayne H. Shaner (Chair), Carol T. Crawford and Bruce C. Ellis) and two  new Trustees who have been nominated by the current Board (proposed Independent Trustee Patrick J. Carolan and proposed Interested Trustee Nicholas C. Haffenreffer.  If elected by shareholders, proposed Interested Trustee Nicholas Haffenreffer’s term as an Interested Trustee  will commence only when William M Lane departs from the Board.

3	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you APPROVE  both Proposals.

Shareholders of record of the Fund at the close of business on the record date, February 8, 2021, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about February 22, 2021, to such shareholders of record.

By Order of the Board of Trustees,

/s/ William M Lane

William M Lane
Secretary of Torray Fund
Bethesda, Maryland
February 22, 2021

1

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed proxy card.  Alternatively, you may cast your votes on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

2

Torray Fund

 a Series of Torray Fund

PROXY STATEMENT

c/o Torray LLC
7501 Wisconsin Avenue, Suite 750W
Bethesda, Maryland 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
April 8, 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Torray Fund (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Torray Fund (the “Fund”) to be held on April 8, 2021 (the “Meeting”).  The purpose of the  Meeting is (1) to seek shareholder approval of  a new investment management agreement (“New Management Agreement”) between the Trust, on behalf of the Fund, and Torray LLC (“Torray”); and (ii) to elect Trustees to the Trust, including four current Trustees (Interested Trustee William M Lane and Independent Trustees Wayne H. Shaner (Chair), Carol T. Crawford and Bruce C. Ellis), as well as  two new Trustees who have been nominated by the current Board (proposed Independent Trustee Patrick J. Carolan and proposed Interested Trustee Nicholas C. Haffenreffer), all subject to shareholder approval; and (3) to transact such other business as may be properly brought before the Special Meeting.

Shareholders of record at the close of business on the record date, established as February 8, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about February 22, 2021.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 08, 2021:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at https://www.proxy-direct.com/USB-31936

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact Computershare Fund Services at 1-866-300-0742.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. and Saturday 9:00 a.m. to 5:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended December 31, 2020, or the most recent semi-annual report, please contact the Trust at 1-800 626-9769  or write to the Fund, c/o Torray LLC, 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814.

DESCRIPTION OF  PROPOSAL 1
APPROVAL OF NEW MANAGEMENT AGREEMENT

Background

The solicitation of shareholder votes on Proposal 1 is necessitated because of a proposed change of control at Torray.  Robert E. Torray, a control person of Torray and its Founder, intends to sell a portion of his voting ownership interest in Torray back to the company (the “Robert Torray Transaction”), which will result in him owning less than a 25% voting ownership interest in Torray. Nicholas C. Haffenreffer, an owner of Torray but not currently a control person of Torray, intends to purchase additional voting ownership interests  from Torray, which will result in him owning more than a 25% voting ownership interest in Torray  (the “Nicholas Haffenreffer Transaction”, and together with the Robert Torray Transaction, the “Transactions”).   Because the Investment Company Act of 1940 (“1940 Act”) presumptively defines the owner of a greater than 25% voting interest in a company as a control person of that company, each of the  Robert Torray Transaction and the  Nicholas Haffenreffer Transaction  will result in a change of control of Torray and the termination of Torray’s  current management agreement with respect to the Fund (the “Current Management Agreement”).  To ensure continuation of the advisory services provided to the Fund, shareholders of the Fund are being asked to approve the New Management Agreement.

Pursuant to the Current Management Agreement, Torray serves as investment manager to the Fund. The consummation of the Transactions will result in a change of control of Torray. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the terms of the Current Management Agreement between the Trust, on behalf of the Fund, and Torray, consummation of the Transactions will constitute an assignment of the Current Management Agreement, resulting in its termination.  Therefore, under the terms of the Current Management Agreement and the requirements of the 1940 Act, it is necessary for shareholders of the Fund to approve the New Management Agreement between Torray and the Fund.

If Proposal 1 is approved by shareholders of the Fund, Torray will serve as the investment manager to the Fund for an initial two-year period from the effective date of the New Management Agreement.  The change of control of Torray is not expected to have any material impact on Torray’s business or operations or the day-to-day portfolio management of the Fund.

Information About the Fund

The Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Massachusetts Business Trust.  Torray, located at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814, is the Fund’s investment manager.  Foreside Fund Distributors, LLC (“Foreside”) is the principal underwriter of the Fund’s shares. Foreside is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.  The Fund’s administrator, transfer agent, and fund accountant is U.S. Bancorp Global Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About Torray

Torray is an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  As of December 31, 2020, Torray had assets under management of approximately $646.5 million. Torray provides investment management and advisory services to investment companies, individuals, high net worth individuals, charitable organizations and companies.  Torray is currently controlled by Robert E. Torray.

The following table sets forth the name, position and principal occupation of each current principal officer of Torray, each of whom can be contacted through Torray’s principal office location.

Name	Position/Principal Occupation
Robert E. Torray Shawn M. Hendon	Chairman President
William M Lane	Executive Vice President
Nicholas C. Haffenreffer	Chief Investment Officer
Suzanne E. Kellogg	Chief Compliance Officer

Torray does not serve as investment manager to any other investment companies with an investment objective similar to the Fund.

Impact of the Transaction on the Fund’s Management Agreement

Shareholders of the Fund are being asked to approve the New Management Agreement.  Under the 1940 Act, the consummation of the change-in-control Transactions will constitute an “assignment” (as defined in the 1940 Act) of the Current Management Agreement.  As required under the 1940 Act, the Current Management Agreement provides for its automatic termination in the event of its assignment.  Accordingly, the Current Management Agreement will terminate upon the consummation of the Transactions.

If the shareholders of the Fund do not approve the New Management Agreement, the Board will take action as it deems necessary in the best interests of shareholders of the Fund.

Section 15(f) the 1940 Act

The Board has been advised that the Transactions will be structured to be in compliance with the safe harbor provisions of Section 15(f) of the 1940 Act in that Torray has agreed that, following the closing of the Transactions, it will use reasonable best efforts to enable the requirement of Section 15(f) to be met.  Section 15(f) provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.

The first condition of Section 15(f) specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  Relevant to this first condition, in connection with the Transactions, Torray has agreed to contractually enter into a new expense limitation agreement with the Trust, on behalf of the Fund (the “New Expense Limitation Agreement”), the terms of which are identical to the current expense limitation agreement between Torray and the Trust (“Current Expense Limitation Agreement”).  Both the Current Expense Limitation Agreement and the New Expense Limitation Agreement require Torray to waive its management fees and reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.00% of the Fund’s average daily net assets. Under both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, the term “Operating Expenses” with respect to the Fund, includes all expenses necessary or appropriate for the operation of the Fund, including the Adviser’s management fee as detailed in the Management Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.  Also, under both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, Torray is not entitled to seek recoupment of any management fees waived or expenses reimbursed.  The Current Operating Expense Limitation Agreement is in effect through April 30, 2021, while the New Expense Limitation Agreement will remain in effect at least through April 30, 2023.  Based on information provided to the Board, the Board anticipates that no “unfair burden” will be imposed upon the Fund for the relevant two-year period.

The second condition of Section 15(f) specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of a Fund’s Board of Trustees must not be interested persons of Torray or the Trust as defined in Section 2(a)(19) of the 1940 Act.  Currently, the Board meets this 75% requirement and the Board anticipates that it will continue to meet this requirement for the required three-year period.

Terms of the Current and New Management Agreement

A copy of the New Management Agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the New Management Agreement have been included in this summary.  You should refer to Exhibit A for the New Management Agreement, and the description set forth in this proxy statement of the New Management Agreement is qualified in its entirety by reference to Exhibit A.  There are no differences between the terms of the New Management Agreement and the Current Management Agreement with respect to services provided by Torray, and the Agreements are identical with respect to the Management fees paid to Torray.

The Trust’s Current Management Agreement with Torray with respect to the Fund was originally approved by Fund shareholders on November 16, 2005.  The renewal of the Current Management Agreement was most recently approved by the Board and its Independent Trustees voting separately at a September 22, 2020 Board meeting  called specifically for that purpose. For the fiscal year ended December 31, 2020, Torray received management fees subject to the application of the Current Expense Limitation Agreement.

Services Rendered by the Manager to the Fund.  Both the New Management Agreement and the Current Management Agreement require Torray to (i) furnish continuously an investment program for the Fund and to make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and (ii) manage, supervise and conduct all of the affairs and business of the Fund and bear the expenses of all service providers to the Fund, furnish office space and equipment, and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager.

Management Fee.  Both the New Management Agreement and Current Management Agreement contain identical fee structures.  Both agreements provide that Torray shall receive a management fee from the Fund equal to 1.00% of the average daily net assets of the Fund.

Duration and Termination.  Subject to requisite Board and/or shareholder approvals requires by the 1940 Act, both the New Management Agreement and the Current Management Agreement provide that they will become effective upon their execution.  Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New Management Agreement and the Current Management Agreement provide for the termination of the agreement by either party at  any time by written notice of at least 60 days to the other party. Action by the Trust under to terminate the Agreement may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust. Under both the Current Management Agreement and the New Management Agreement, termination of the Agreement by either party pursuant to these contractual provisions is not subject to the payment of any penalty.

Payment of Expenses.  Under both the New Management Agreement and the Current Management Agreement, Torray is responsible at its own expense for (i) furnishing continuously an investment program for the Fund, making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of portfolio securities and (ii) managing, supervising and conducting all of the affairs and business of the Fund and bearing the expenses of all service providers to the Fund, furnishing office space and equipment, and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager.  Under both the New Management Agreement and the Current Management Agreement, the Manager is not obligated to pay any expenses of or for the Trust that not expressly assumed by the Manager under the Management Agreement. The Manager is also responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit of the Current Operating Expense Limitation Agreement, and will continue to  be responsible for such operating expenses under the New Operating Expense Limitation Agreement, which is identical in its terms to the Current Operating Expense Limitation Agreement.

Subject to the Current Operating Expense Limitation Agreement or New Operating Expense Limitation Agreement, as applicable, the Fund is responsible for all of its own expenses, except for those specifically assigned to Torray under the Current Management Agreement and the New Management Agreement.  The Fund will be responsible for the same expenses under the New Management Agreement as it is under the Current Management Agreement.

Brokerage. Both the Current Management Agreement and New Management Agreement provide that Torray is responsible for selecting brokers or dealers and the placing orders for the purchase and sale of portfolio investments for the Fund.  In performing these functions under both the Current Management Agreement and New Management Agreement, the Manager must  seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services under certain circumstances  described below. Under both Agreements, in using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust's best interests at all times, is required to  consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker and dealer involved and the quality of service rendered by the broker or dealer in other transactions. Also under both Agreements, subject to such policies as the Trustees may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by the Management Agreement  or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker or dealer would have charged for effecting that transaction, provided the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

Limitation on Liability and Indemnification.  Both the New Management Agreement and the Current Management Agreement provide that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of the duties and obligation imposed on Torray by such Agreements, Torray will not be subject to any liability to the Trust or the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

Board Approval and Recommendation

The Board approved the New Management Agreement at a meeting called specifically for that purpose held on January 22, 2021 (the “January Meeting”).  Prior to the January Meeting, the Board received and considered information from Torray and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Management Agreement (“Support Materials”).  In addition, at the January Meeting, representatives of Torray met with the Board and Counsel to the Independent Trustees telephonically to discuss the Transactions. Before voting to approve the New Management Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Management Agreement.  In approving the New Management Agreement, the Board considered substantially the same factors as it considered in approving the renewal of the Current Management Agreement, which occurred  at the Board’s meeting on September 22, 2020, in addition to new information regarding the Transactions and updated performance and expense information for the Fund through December 31, 2020 provided by the Manager and by Morningstar, through the Fund’s Administrator. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Management Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by Torray with respect to the Fund; (2) the Fund’s historical performance as managed by Torray under the Current Management Agreement; (3) the costs of the services to be provided by Torray and the profits to be realized by Torray from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Torray resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

In approving the New Management Agreement, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services that the Manager renders, the Trustees considered the scope of services provided under the Agreement, which includes, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective, policies and restrictions; (2) making investment decisions and placing all orders for the purchase and sale of portfolio securities and cash instruments; (3) pursuant to its Operating Expense Limitation Agreement with the Trust, covering the costs of the administration, fund accounting, custody, transfer agency and distribution services that are provided to the Fund; (4) monitoring the compliance of the Fund's investment portfolio with applicable Federal securities laws and regulations and Internal Revenue standards; and (5) providing the interested Trustee, Chief Financial Officer and Chief Compliance Officer of the Fund and paying the salaries, fees and expenses of such persons.  The Trustees also considered the long-term investment philosophy and the significant industry experience of the Manager's personnel involved in servicing the Fund, noting their high quality. In addition, the Trustees reviewed the Manager's brokerage and best-execution procedures and observed that they were reasonable and consistent with standard industry practice. The Trustees also noted that while the Manager is permitted to use soft dollars to acquire proprietary and third-party research, it receives only proprietary research and does not currently “pay-up” above execution cost to obtain such research. Finally, the Trustees discussed the state of the Manager's compliance program.  They noted the significant resources that the Manager had expended to enhance the compliance program, implement and maintain the Liquidity Risk Management Program, and increase cybersecurity measures.  They also noted that in March 2020, in response to the global  outbreak of COVID-19, the Manager had successfully activated and continues to use its Disaster Recovery Plan.  The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Manager pursuant to the Agreement.

Performance of the Fund. The Board next reviewed the Fund's performance as reported in the Meeting Materials for the period ending December 31, 2020.  The Trustees discussed the Manager's focus on long-term investing and risk management, as well as the fact that the Fund tends to underperform in strong markets and outperform in down markets.  The Trustees noted the Fund’s negative return for the one-year period, and positive results for the three-year, five-year, ten-year and since inception returns, all as of  December 31, 2020.  The Trustees further noted that the Fund’s performance had lagged both the S&P 500 and its benchmark, the Russell 1000 Value Index, for all reported time periods, but also observed that the Fund’s performance over the long term has generally  more closely tracked the  benchmark.  Mr. Hendon reviewed with the Trustees the steps which had been taken over the past year to focus on good businesses, while maintaining a value orientation.  He noted that market volatility had provided opportunities to invest in companies which management thought improved both the quality and financial strength of the portfolio.  He also indicated management has become more selective with companies facing secular challenges.

After further discussion, the Trustees concluded that they were satisfied with the Fund's performance and management’s discussion of its investment strategy and portfolio activity.

Cost of Advisory Services and Profitability. The Trustees considered and discussed with the Manager the profitability to the Manager of its relationship with the Fund (as reflected in a profitability analysis provided by the Manager), the overall profitability of the Manager (as reflected in a P&L statement of the Manager as of June 30, 2020), and the Manager's balance sheet as of the same date.  Mr. Lane pointed out that the Manager compensates Foreside Distributors, LLC for the distribution/underwriting services it provides and also pays intermediary and platform fees on behalf of the Fund, and also covers the costs of the services that U.S. Bancorp Global Fund Services and its affiliates provide to the Fund.  He also noted the Manager will be taking on more responsibility for marketing and distribution internally.  After further discussion, the Trustees concluded that the Manager’s profitability with respect to the Fund is reasonable, that its assets and revenues were sufficient to provide the services called for by the Agreement, and that the Manager's assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under the Agreement.

Comparative Fee and Expense Data; Economies of Scale. The Trustees discussed the Fund's management fee of 1.00% and its current net expense ratio of 1.06%. The Trustees noted that the management fee payable to the Manager is in the form of a partial "unified fee," an arrangement wherein the Manager pays certain expenses of the Fund from its management fee, and that comparative fee data for such arrangements is not readily available from data sources such as Morningstar. They also noted that the Manager would be entering into a New Operating Expense Limitation Agreement (“OELA”) with the Fund, identical to the Current Operating Expense  Limitation Agreement, if both the Board, the Independent Trustees and Fund shareholders.  The Trustees then discussed that the Manager receives a net management fee of approximately 90 basis points after payment of fees to Fund Services and other required waivers and reimbursements made pursuant to the current OELA.  They also considered that because the Fund has no rule 12b-l or shareholder service fees, the Manager pays certain distribution and platform expenses exclusively from its own profits, noting that expense amounted to approximately five basis points.  The Trustees then focused their attention on the gross and net expense ratios of comparable funds, noting that the Fund's expense ratios are slightly higher when compared to those funds within the Morningstar U.S. Large Value Funds category, the Fund's designated Morningstar category.  The Trustees discussed economies of scale with the Manager and considered the Manager's representation that the Fund's asset level is not high enough to warrant breakpoints in the management fee. The Trustees also noted that the Manager advises two separate accounts in a similar investment style to that of the Fund, and that with respect to one of these accounts, the Manager charged its standard separate account fee schedule, which is 1% at the current asset level of the account, the same as the management fee charged to the Fund. The second account (whose purpose is to maintain a composite of this investment style) charged no management fee. The Trustees further noted however, that management of the Fund entails many additional regulatory and compliance responsibilities and higher costs, and therefore would be expected to have a higher fee. After further discussion, the Trustees concluded that the fees paid to the Manager under the Agreement and the Fund's overall expenses were reasonable and were not inflated to cover distribution-related expenses.

Other Benefits. The Trustees considered the Manager's representation that it does not derive any other benefits from its relationship with the Fund and concluded that Manager does not receive any additional financial or other benefits from its relationship with the Fund.

Prior to voting on the proposed New Management Agreement, the Independent Trustees convened in executive session with Counsel to discuss matters relating to the Board’s consideration of the New Management. After the completion of the executive session, the Board reconvened to consider the approval of the New Agreement. Based upon the Manager's presentation at the meeting and the information contained in the Manager's Section 15(c) Response, as well as other information gleaned from the Trust’s quarterly Board meetings throughout the year, the Board concluded that the overall arrangements between the Fund and the Manager as set forth in the New Agreement are fair and reasonable in light of the services performed, fees paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. In their deliberations, the Trustees did not identify any particular factor that was all-important or controlling.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Management Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of Proposal 1 to approve the New Management Agreement with Torray.

DESCRIPTION OF  PROPOSAL 2
ELECTION OF TRUSTEES

Background

The Board is currently comprised of the following four Trustees: Independent Trustee and Board Chair Wayne H. Shaner; Independent Trustee Carol T. Crawford; Independent Trustee Bruce C. Ellis;  and Interested Trustee William M Lane.   Mr. Lane has been a Trustee since the Fund’s inception in 1990.  Mr. Shaner and Mr. Ellis have been Trustees since 1993, and Ms. Crawford  has been a Trustee since 2006. Mr. Shaner, Mr. Ellis, and Mr. Lane were all previously elected to the Board by shareholders.  Ms. Crawford was nominated and elected by the Board’s Independent Trustees when she became a Trustee in 2006.

The Board has designated a Nominating and Corporate Governance Committee (“Nominating Committee”), composed entirely of Independent Trustees, and the members of the Nominating Committee have designated Ms.  Crawford to serve as Chair.  The Committee performs various tasks related to Board nominating and governance procedures, including, without limitation: periodically reviewing Board composition and Trustee compensation; making nominations for Independent Trustee membership on the Board of Trustees; evaluating candidates’ qualifications for Board membership and their independence from Torray LLC and other service providers to the Trust.  The Committee does not have a stated policy of considering nominees recommended by shareholders of the Funds.

In practice, the Nominating Committee identifies Trustee candidates based on recommendations from Trust management, Trustees, Trust Counsel and other sources.  The Nominating Committee’s process does not vary depending upon the source of the recommendation.  After reviewing a nominee candidate’s qualifications, the Nominating Committee members may meet with the nominee candidate either individually or as a group and then discuss the nominee candidate with the other Nominating Committee members.  The Board has not adopted a formal diversity policy.  However, when soliciting nominees for Trustee positions, the Nominating Committee makes efforts to identify and solicit qualified candidates with diverse backgrounds, including diversity of ethnicity, race, and gender, as well as diversity in professional experiences and skill sets.

With respect to the selection of the particular nominees who were approved by the Nominating Committee and recommended to the Board, the process was as follows.   Following the resignation of Independent Trustee Robert Moltz in December, 2018, the Board at subsequent  quarterly meetings regularly discussed the issue of whether to replace Mr. Moltz with a new Independent Trustee, and, if so, when such replacement should be made, and what characteristics of potential nominees would be most important to the Trust and Fund shareholders.   The Nominating Committee also sought input from Trust Management and Trust Counsel, who provided the names of several potential candidates.

At the December 8, 2020 regular quarterly meeting of the Board, the Board and the Nominating Committee met both in the regular session and in executive session to discuss three potential Board Independent Trustee candidates, with varied professional backgrounds.  One candidate, recommended for consideration by Trust Counsel, had very strong accounting, finance and risk management expertise and experience.  Following an early career  in public accounting, she was the founder and Chief Executive Officer for twenty years of a very successful professional services consulting business, currently with 80 finance and accounting professionals, specializing in accounting, finance and IT consulting to  Fortune 500 Company C-Level Executives and Boards.  She also has served as an Independent Trustee and Audit Committee Chair for another mutual fund board.

The second candidate, also recommended for consideration by Trust Counsel and management of the Trust, has extensive expertise and experience in the mutual fund and asset management industries. An attorney by background, she has served as a Board Member for a closed-end fund family, the Chief Executive Officer of two SEC registered investment companies operating as series trusts for unaffiliated investment advisers, and an Advisor to Independent boards on business and corporate governance matters.  Her asset management expertise included Board Oversight, Fund Governance, Risk Management, and Distribution. She also had served or was currently serving as a member of the executive team of several investment management services companies.

The third candidate, recommended for consideration by Trust Management, had extensive experience in a variety of executive positions within the mutual fund industry over the past 20 years.  While he has served in different capacities over his career, his specialty is in navigating distribution channels, significantly growing fund assets and selecting/overseeing key service providers, including sub-advisers.  After serving in various roles for four mutual fund families, with a career that commenced in 1993, in 2006 he founded an investment consulting firm comprised of three individuals committed to enhancing the financial performance of high-quality investment firms through product development and design, subadvisory selection, and marketing distribution.  He currently continues to serve in that role.

During the executive session, the Independent Trustees also discussed their own intentions with respect to Board membership.  It was noted that each of the Independent Trustees had served for many years, and that Mr. Lane had served as an Interested Trustee since the Fund’s inception in 1990. Each Independent Trustee expressed the desire to continue to serve in that capacity. They also recognized, however, the probability that they will resign from the Board in the coming years. With that in mind, they also discussed the importance of an orderly transition of the Board oversight function by adding a new independent trustee at the present time, rather than waiting until the retirement of a current member or members is imminent.

They also discussed Trust management’s desire to add Nicholas Haffenreffer as an Interested Trustee when Mr. Lane departs from the Board, and all expressed their approval of adding him to the Board, noting that he has excellent investment management credentials and is the Company’s Chief Investment Officer. They also noted that he is slated to become a control person of the Company. Finally, they discussed how Mr. Haffenreffer’s election to the Board would help ensure orderly transition when Mr. Lane decides to resign his Trustee position in the coming years or otherwise departs from the Board.

Following the Executive Session, the Trustees met with Trust management to get its views on the strengths and weaknesses of the individuals who had been recommended for consideration as Independent Trustees, and in particular which of them was best suited in terms of their background, qualifications, and temperament to enhance the quality and expertise of the Board to the benefit of Fund shareholders.  Management responded that while each of the three individuals under consideration was eminently qualified and would enhance the Board, they believed that Mr. Carolan’s skill set and experience, focused on product development and marketing distribution, would be most beneficial to the Fund from an oversight perspective.

Following these discussions, the Independent Trustees again met separately and, following discussion,  concurred with Management’s decision as to Mr. Carolan’s and Mr. Haffenreffer’ s nomination, and agreed to go forward with the nomination of new Board Members at the next meeting of the Board and its Nominating Committee.

A Special Meeting of the Board and the Nominating Committee was called for January 22, 2021.  With Mr. Shaner, Ms. Crawford, and Mr. Lane in attendance, a quorum of the Board, the Independent Trustees and the Nominating Committee was present. At the meeting, the Trustees met with Mr. Carolan and Mr. Haffenreffer, and discussed with them their views  on corporate governance, and how they could contribute positively to the  benefit of shareholders in their role as Trustees, if nominated and elected.  With Counsel’s assistance, the Trustees also reviewed Mr. Carolan’s and Mr. Haffenreffer’s responses to a questionnaire that each had completed for the purpose determining their eligibility to serve as a mutual fund trustee,  as well as  Mr. Carolan’s qualifications  to serve as a non-interested Trustee.  As part of these discussions, it was noted that Endeavour Investment Partners, a company founded and controlled by Mr. Carolan, had served as a Consultant to the Manager  from June 30, 2017 to June 30, 2020.  Mr. Carolan and Mr. Haffenreffer reminded the Board that the focus of the consulting arrangement was Torray’s marketing and distribution strategy across all of its investment strategies and products. The Trustees  discussed with Mr. Carolan the services that his company had provided to Torray and the fees that he received for such services.  They also discussed with Mr. Carolan a solicitor’s fee that he is scheduled to receive from Torray  related to separate account business involving another Torray investment strategy that Mr. Carolan had successfully solicited on Torray’s behalf with a registered investment adviser. Mr. Carolan discussed with the Trustees the financial details of this arrangement, including the expected amount of his remuneration. Based on these discussions, the Independent Trustees concluded that Mr. Carolan is not an interested person of the Manager or the Trust, and was therefore not disqualified from serving as an Independent Trustee of the Trust.

Following these discussions, the Nominating Committee recommended that Mr. Carolan  be nominated to serve as an Independent Trustee and that Mr. Haffenreffer be nominated to serve as an Interested Trustee, with his term commencing upon William M Lane’s departure from the Board, all subject to shareholder approval.  The full Board subsequently concurred in this recommendation.

Section 16(a) of the Investment Company Act provides that no person shall serve as a Trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities of the company at such an annual or special meeting. To ensure continued compliance with the forgoing requirement, shareholders are being asked at this Meeting to elect the Current Trustees and the New Trustee Nominees. The term of office of each Nominee will be from the date that each commences service as a Trustee until the Trustee dies, resigns, is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the Trustee’s successor is elected and qualified.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees, if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

Shareholders are being asked to elect the current and new Trustees to broaden the Board’s expertise, with Mr. Haffenreffer’s extensive investment management knowledge and experience and Mr. Carolan’s extensive fund distribution knowledge and experience. The election of the current and new Trustees by shareholders will also enable a smooth transition of the Board’s corporate governance and oversight functions if and when some of the current Board members decide to resign from the Board, which may occur in the coming years.

Background and other information regarding the Trustees, the Nominees and the Fund’s officers is set forth below.

The Board of Trustees Generally

Article IV of the Trust’s Agreement and Declaration of Trust authorizes the Trustees to determine the number of Trustees on the Board, and to increase or decrease the number of Trustees to a number other than the number previously determined.  As noted above, the Board currently consists of four Trustees, but the Board authorized an increase in the number of Trustees to six at the January 22, 2021 Special Meeting.

The Board oversees the management of the Trust and meets quarterly to review matters about the Trust’s operations, or more frequently if necessary. The Board provides broad supervision over the affairs of the Trust, and appoints the officers of the Trust to actively supervise the Fund’s day-to-day operations. Subject to the Investment Company Act and applicable law, the Trustees may fill vacancies in the Board and may increase or reduce or reduce the number of Board members, as they deem appropriate. The Trustees may also appoint from their own number and establish (and terminate) one or more committees, which may exercise the powers and authority of the Board to the extent that the Trustees determine. The Trustees may, in general, delegate such authority as they consider desirable to any committee, except those which by law, by the Declaration of Trust, or by the Trust’s By-Laws may not be delegated.

Each Trustee serves as a Trustee during the lifetime of the Trust until its termination or until such Trustee dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees.  The Trustees may elect their own successors and may appoint Trustees to fill vacancies, provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees must cause a meeting of Shareholders to be held for the purpose of electing Trustees to fill any existing vacancies as promptly as possible, and in any event within the period required by the 1940 Act.

Any vacancy or anticipated vacancy on the Board resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Trustees may  be filled either by a majority of the remaining Trustees through the appointment in writing of such person(s) as the  remaining Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the Shareholders, at a meeting called for the purpose. Such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee, and the agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust indemnifies each of its Trustees and Officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including  but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized by the Declaration of Trust.

Information Regarding the Nominees and Officers of the Trust.

The Nominating Committee and the Board have considered each Current Trustees  and each New Trustee Nominee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and have determined that each of them possesses experience, qualifications, attributes and skills that will enable them  to be an effective member of the Board. Set forth in the table below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee. The Nominating Committee and the Board have determined that each of the Current Trustees and each New Trustee Nominees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, will enable the nominees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Current Trustees and  New Trustee Nominees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The following is a list of the Trustee Nominees and Current Trustees of the Trust, as well as Officers of the Trust as of December 31, 2020.  The business address of each Trustee and Officer is 7501 Wisconsin Ave., Ste. 750W Bethesda, MD 20814.  Among the current Trustees, Wayne H. Shaner, Carol T. Crawford and Bruce C. Ellis are Independent Trustees, meaning that none of them is considered to be an “interested person” of the Trust under the 1940 Act. Because she has not been previously approved by shareholders, Ms. Crawford is also an Independent Trustee Nominee.   William M Lane is an Interested Trustee.  Nicholas C. Haffenreffer is an Interested Trustee Nominee.1  Patrick C. Carolan is an Independent Trustee Nominee.

1 Mr. Lane and Mr. Haffenreffer are each an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of their employment  relationship with Torray LLC,  the Fund’s Manager.

Independent Trustee Nominees

Name, Age, Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Carol T. Crawford, Age: 77 INDEPENDENT TRUSTEE NOMINEE AND CURRENT INDEPENDENT TRUSTEE; NOMINATING COMMITTEE CHAIR Began Serving 2006 Number of Portfolios in Fund Complex to be Overseen: 1	Principal Occupations(s): Attorney and International Trade Consultant, McLean, VA Other Directorships Held: None
Patrick J. Carolan Age: 59 INDEPENDENT TRUSTEE NOMINEE Number of Portfolios in Fund Complex to be Overseen: 1
Principal Occupations(s):  Managing Partner & Founder, Endeavour Investment Partners, Hingham, MA (since 2006)

Previous Position(s): Managing Director, Century Capital (1999-2006); Vice President, Vice President, Market Management, Fidelity Investments (1998-1999); President and Director of mutual funds, Wilshere Associates (1997-1998);  GT Global Mutual Funds (1993-1997)
Other Directorships Held: None

Interested Trustee Nominee

Name, Age, Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Nicholas C. Haffenreffer Age: 54 INTERESTED TRUSTEE NOMINEE Number of Portfolios in Fund Complex to be Overseen: 1
Principal Occupations(s):  Chief Investment Officer, Principal, Torray LLC, Bethesda, MD (since 2010)

Previous Position(s): Founding President, Portfolio Management and Research, Resolute Capital Management LLC (1998-2010); Director of Research, Principal, Farr Miller & Washington  (1994-1996); Equity Analyst, Growth Stock Fund, T Rowe Price Group (1994-1996); Equity Analyst, Director of Institutional services, Select Equity Group  (1991-1994).
Other Directorships Held:   None

Current Trustees. The following table provides information regarding the current Trustees who were previously elected by shareholders:
Name, Age, Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Wayne H. Shaner, Age:73 INDEPENDENT TRUSTEE[2] AND BOARD CHAIR Began Serving 1993 Number of Portfolios in Fund Complex to be Overseen: 1
Principal Occupations(s):  Managing Partner, Rockledge Partners, LLC, Investment Advisory Firm, Easton, MD (Jan. 2004 – present)

Previous Position(s): Vice President, Investments, Lockheed Martin Corporation and Lockheed Martin Investment Management Company, Bethesda, Maryland;
 Member, Investment Committee, Maryland State Retirement System.

Other Directorships Held: None

Bruce C. Ellis Age: 76 INDEPENDENT TRUSTEE AND AUDIT COMMITTEE CHAIR Began Serving 1993 Number of Portfolios in Fund Complex to be Overseen: 1	Principal Occupations(s): Private Investor, Bethesda, MD Other Directorships Held: None
William M Lane Age: 70 INTERESTED TRUSTEE, TREASURER AND SECRETARY Began Serving 1990 Number of Portfolios in Fund Complex to be Overseen: 1
Principal Occupations(s):  Executive Vice President and Chief Financial Officer, Torray LLC, Bethesda, MD (Oct. 2005 – present)

Previous Position(s): Vice President, Secretary and Treasurer, Robert E. Torray & Co., Inc; Vice President and Secretary, The Torray Corporation.
Other Directorships Held: None

Officers. The following table provides information regarding the Trust’s Officers.

Principal Officers who are not Trustees:

The principal officers of the Trust who are not Trustees are listed below along with a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Trust.  The term of service of each officer is indefinite.

2 Mr. Shaner is deemed to be an Independent Trustee effective as of January 1, 2011.

Name, Age, Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Shawn M. Hendon[3] Age: 69 PRESIDENT Began Serving: June 2020
Principal Occupation(s): President of Torray LLC and co-Manager of the Torray Fund, Torray LLC, Bethesda, MD (since January 2017); Founder and Managing Partner, Harewood Partners, LLC, Rockville, MD (since 2012);

Previous Position(s): Director of Investments, Lockheed Martin Corporation and Lockheed Martin Investment Management Company, Bethesda, Maryland; Partner, Rockledge Partners, LLC, Investment Advisory Firm, Bethesda, MD

Suzanne E. Kellogg[3] Age: 38 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER Began Serving: 2017
Principal Occupation(s): Chief Compliance Officer and Anti-Money Laundering Officer, Torray LLC, Bethesda, MD (Jul. 2017 – present);

Previous Position(s): Compliance Manager,
FINRA, Washington, DC (Sep. 2016 – Jul. 2017);
Consultant, Torray LLC, Bethesda, MD (Jun. 2016 – Sep. 2016); Chief Compliance Officer, TAMRO Capital Partners, Alexandria, VA (Nov. 2012 – Apr. 2016)

Compensation of Trustees

The Trustees set their level of compensation, which may be subject to change from time to time. Each of the Trustees who are not officers or employees of Torray LLC receives an annual retainer of $14,000, plus $2,000 for each Trustees’ meeting attended.  The Chair of the Board receives an additional annual retainer of $10,000.  The salaries and expenses of each of the Fund’s officers are paid by the Manager.  The Trustees do not receive any pension or retirement benefits.

The following table exhibits Trustee compensation for the fiscal year ended December 31, 2020.

Name of Trustee	Aggregate Compensation from the Fund	Aggregate Compensation from Fund Complex
Wayne H. Shaner	$32,000	$32,000
Bruce C. Ellis	$22,000	$22,000
Carol T. Crawford	$22,000	$22,000
William M Lane	$0	$0

3 Mr. Hendon and Ms. Kellogg, by virtue of their employment with Torray LLC, the Fund’s investment adviser, are considered “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Information Concerning Trust Committees

The Board has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee. The Audit Committee and the Nominating and Corporate Governance Committee are each comprised of all of the Board’s Independent Trustees. The Valuation Committee is comprised of at least two of the Board’s Independent Trustees.  The Valuation Committee meets quarterly, as needed, in the event that the Fund holds any securities that are subject to fair valuation, and also reviews the fair valuation of such securities on an as needed basis.  The Valuation Committee did not meet during the fiscal year ended December 31, 2020.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof.  Mr. Ellis serves as Chair of the Audit Committee.  During the fiscal year ended December 31, 2020, the Audit Committee met three times.  The Nominating and Corporate Governance Committee evaluates the qualifications of Board member candidates and makes nominations for Independent Trustee membership on the Board. Ms. Crawford serves as Chair of the Nominating and Corporate Governance Committee.  The Committee does not generally consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee also oversees the Board governance process and has responsibility for periodically reviewing Board composition, Board compensation, Board committee structure and related Board process matters. The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2020.

Board Leadership Structure

Wayne H. Shaner serves as the Chair of the Board of the Fund. In that capacity, he presides over all meetings of the Trustees and oversees the functioning of the Board’s activities.  The Chair may perform such other functions as may be requested by the Board’s Trustees from time to time.  Except for any duties specified herein or pursuant to the Fund's Declaration of Trust and By-Laws, the designation of Chair does not impose on Mr. Shaner any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board.  The majority of the Board is comprised of Trustees who are not interested persons of the Fund (the “Independent Trustees”).   The Board believes that maintaining a Board with a majority of Independent Trustees allows the Board to operate with an appropriate level of independent action and oversight.  In accordance with applicable fund governance regulations, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board, during which they review matters relating to their independent oversight of the Fund.

The Board has designated various standing committees, as discussed above, each of which has a Chair who is an Independent Trustee.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews its leadership structure and believes it to be appropriate because it allows the Board to exercise informed judgment over matters under its purview, and also allocates responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Qualifications of Trustees

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee and Nominee reflect a diversity of experiences and skills.  Among the attributes or skills common to all the Trustees and Nominees are their ability to critically review, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Fund Management, the Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service, and/or professional positions and from prior Board experience.

In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Independent Trustee Carol T. Crawford – As a trained attorney, Ms. Crawford has experience with various business, legal and regulatory issues.  In addition, Ms. Crawford also has useful board experience derived from her prior service on other boards of directors.  She also has experience as a longstanding member of the Board.

Independent Trustee Bruce C. Ellis – As a private investor with previous business and management experience, Mr. Ellis has familiarity with a variety of business and financial matters.  He also has experience as a longstanding member of the Board.

Interested Trustee William M Lane – Through his position as an officer of the Manager, Mr. Lane has experience in the management and operation of registered investment advisers and registered investment companies, enabling him to provide management input and guidance to the Board.  In addition, he also has experience as a longstanding interested member of the Board.

Independent Trustee Wayne H. Shaner – As someone who has been a participant in the investment industry for over thirty years, Mr. Shaner has extensive experience in the area of portfolio management.   In addition, Mr. Shaner also has useful board experience derived from his prior service on other boards of directors, including other registered investment companies, as well as his longstanding membership on the Board.

Independent Trustee Nominee Patrick J. Carolan – Mr. Carolan has been in the mutual fund industry for over 20 years and brings to the Board extensive experience and expertise focused on mutual fund distribution and product development.

Interested Trustee Nicholas C. Haffenreffer - Mr. Haffenreffer brings to the Board nearly 30 years of investment management experience and expertise, including having personally served as a portfolio manager to several mutual funds.  As the Chief Investment Officer of Torray and a member of its Board of Managers. Mr. Haffenreffer is also intimately familiar with the operations of the Manager.

Independent Trustee and Nominees' Ownership of Interests in, or other Business Relationships with, the Trust’s Manager  or The Trust’s Principal Underwriter

As of December 31, 2020, no current Independent Trustee or Nominee for Independent Trustee, nor any of his or her immediate family members, had any ownership position in Torray LLC,  the Fund’s Manager, or Foreside Distributors LLC, the Trust’s distributor and principal underwriter, or any person (other than a regulated investment company) directly or indirectly controlling, controlled by, or under common control with an Adviser or the Principal Underwriter.

No Independent Trustee or Nominee for Independents Trustee purchased or sold securities of the Manager to Trust or its affiliates or the Distributor or its affiliates since the beginning of the Trust’s most recently completed fiscal year.

A company founded and controlled by Independent Trustee Nominee, Patrick J. Carolan, Endeavour Investment Partners served  as a Consultant to the Manager  from June 30, 2017 to June 30, 2020. The focus of the consulting arrangement was Torray’s marketing and distribution strategy across all of its strategies and products.  At its January 22, 2021 Special Meeting to consider the nomination and election of Trustees, the Trustees discussed with Mr. Carolan the services that his company had provided to Torray and the fees that he received for such services.  They also discussed with Mr. Carolan a solicitor’s fee that he is scheduled to receive from Torray related to separate account business involving another Torray investment strategy that Mr. Carolan had successfully solicited on Torray’s behalf with a registered investment adviser. Mr. Carolan discussed with the Trustees the financial details of this arrangement, including the expected amount of his remuneration. Based on these discussions, the Independent Trustees concluded that Mr. Carolan is not an interested person of the Manager or the Trust, and was therefore not disqualified from serving as an Independent Trustee of the Trust.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote to elect each of the six  individuals proposed to serve as Trustees for the Trust, including  the four current Trustees (Messrs. Shaner, Ellis, and Lane and Ms. Crawford), as well as the nominees to serve as a new Independent Trustee (Mr. Carolan)  and as a new Interested Trustee (Mr. Haffenreffer).

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on February 8, 2021, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting.  On the Record Date, the Fund had 7,398,096.103 shares outstanding.

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, Trustees, officers, and affiliated persons of the Fund, as a group, owned 23.5 % of the outstanding shares of the Fund.  As of the Record Date, no shareholder owned more than 25% of the Fund and therefore no shareholder may be deemed to control the Fund.   The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Torray or Foreside Distributors, LLC.  As of the Record Date, the following entities owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding shares of the Fund:

Shareholder	# of Shares	% of Fund
JP Morgan Securities LLC Brooklyn, NY 11201-3873	1,407,440	19%
Charles Schwab & Co. Inc. FBO Schwab Customers San Francisco, CA 94105-1905	592,046	8%
National Financial Services LLC Jersey City, NJ 07310-1995	407,114	5.5%

PROPOSAL 3-TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

VOTING INFORMATION

Who is Eligible to Vote?

Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the proposal or proposals that relate to the Fund at the Special Meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on each Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates.  With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing forty percent of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum,  and any adjournment with respect to the Proposals will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act and required by the Current Management Agreement, approval of  Proposal 1 related to  the New Management Agreement will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Approval of Proposal  2 requires  a plurality of the of the shares voted (i.e. more FOR than  AGAINST) to elect each Trustee, assuming a quorum of 40% of the Fund’s Shares that are entitled to vote at the Meeting present, either in person or by proxy.

Proxies and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the Special Meeting and vote in person, please call 1- 844-406-4960.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting .  If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

Computershare has been retained as proxy solicitor and tabulator.  Torray will assist in the solicitation of proxies under a contract with Computershare Fund Services. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $20,000. The cost of solicitation will be borne by Torray.  In addition to the solicitation by mail, officers and employees of Torray and /or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.

The Fund will not bear any expenses in connection with the Transactions, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-626-9769.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-626-9769 or write to the Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

EXHIBIT A

FORM OF NEW MANAGMENT CONRACT

THE TORRAY FUND
MANAGEMENT CONTRACT

Management Contract executed as of _______ __, 2021, between THE TORRAY FUND, a Massachusetts business trust (the "Trust"), on behalf of its separate investment series THE TORRAY  FUND (the "Fund") and TORRAY LLC, a Delaware limited liability company (the "Manager").

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO THE FUND

(a) Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, entirely at its own expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and (ii) manage, supervise and conduct all of the affairs and business of the Fund and bear the expenses of all service providers to the Fund, furnish office space and equipment, and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will be subject to the control of the Trustees and to the policies determined by the Trustees, as well as to the provisions of the Trust's Agreement and Declaration of Trust, its By-laws as in effect from time to time, and the investment objectives, policies and restrictions stated in the Fund's prospectus.

(b) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker and dealer  involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by. Such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(c)  The Manager shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Manager pursuant to this Section 1.

2. OTHER AGREEMENTS, ETC

It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager's services. rendered, for the facilities furnished and for the •expenses borne by the Manager pursuant to Section 1, a fee, computed daily and paid monthly, at the annual rate of 1.00% of the daily net asset value of the Fund. The fee shall be paid from the assets of the Trust.• Such fee shall be payable within five (5) business days after the end of such month. If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, .without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

5.            EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Trust or the shareholders of the affirmative vote of a majority of the outstanding shares of the Trust, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve - at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Trust. Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less  For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7.            USE OF NAME.

The word "Torray" to be used in the Fund's name belongs exclusively to the Manager, and may be used by the Fund only so long as this Contract has not been terminated.

8. NONLIABILITY OF MANAGER.

          In the. absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall. not be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are n:ot binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust

lN WITNESS WHEREOF, THE TORRAY FUND, on behalf of its investment series THE TORRAY FUND, and TORRAY LLC have each caused this instrument to be signed on its behalf by its duly authorized representative, all as of the day and yea first above written.

THE TORRAY FUND, on behalf of its
separate investment series THE TORRAY FUND

By: ____________________

Title:

TORRAY LLC

By: ____________________

Title:

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD RECOMMENDS THAT YOU VOTE "**FOR**" THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between Torray LLC ("Torray") and the Trust, on behalf of the Torray Fund.	☐	☐	☐

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
2.	To elect Trustees to the Trust:	☐	☐	☐

01. William M Lane 02. Wayne H. Shaner 03. Carol T. Crawford
04. Bruce C. Ellis 05. Patrick J. Carolan 06. Nicholas C. Haffenreffer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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